SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   May 16, 1995
                                                          --------------

                         STORAGE TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


           Delaware                1-7534                   84-0593263
    ---------------------    ------------------        -------------------
       (State or other          (Commission               (IRS Employer
       Jurisdiction of          File Number)           Identification No.)
        Incorporation)



           2270 South 88th Street, Louisville, Colorado 80028-4309
          ---------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code  (303) 673-5151
                                                         --------------

                               Not applicable
          -----------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events
          ------------

          On May 16, 1995, the Registrant announced that it has entered into a letter of intent with a unit of AT&T Capital Corporation to sell substantially all of the lease assets of its subsidiary, StorageTek Distributed Systems Division, Inc. The closing of the transaction is subject to completion of a definitive agreement and satisfying various customary conditions, including completing a Hart-Scott Rodino pre-merger notification.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following financial statements, pro forma financial information and exhibits are filed as a part of this report:

          (a)  Financial statements of businesses acquired.

                    Not applicable

          (b)  Pro forma financial information.

                    Not applicable

          (c)  Exhibits.

                    99.1. Storage Technology Corporation's press release dated May 16, 1995.


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
                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Storage Technology Corporation


                                  By:       /s/ David E. Lacey
                                       ----------------------------
                                              David E. Lacey
                                         Corporate Vice President
                                     Interim Chief Financial Officer

Date:  May 16, 1995